EXHIBIT 99.(q-1)

                                 THE ALGER FUNDS
                             THE ALGER AMERICAN FUND
                          THE ALGER INSTITUTIONAL FUNDS
                                  SPECTRA FUND
                          CASTLE CONVERTIBLE FUND, INC.
                           THE CHINA-U.S. GROWTH FUND
                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Hal Liebes, Lisa A. Moss and Barry J. Mullen, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the above-referenced Funds' Registration Statements on Form N-1A or N-2, as applicable, (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Daniel C. Chung               President (Principal         December 12, 2006
---------------------------       Executive Officer)
Daniel C. Chung


/s/ Frederick A. Blum             Treasurer (Chief Financial   December 12, 2006
---------------------------       and Accounting Officer)
Frederick A. Blum


/s/ Hilary M. Alger               Board Member                 December 12, 2006
---------------------------
Hilary M. Alger


/s/ Stephen E. O'Neil             Board Member                 December 12, 2006
---------------------------
Stephen E. O'Neil


/s/ Charles F. Baird, Jr.         Board Member                 December 12, 2006
---------------------------
Charles F. Baird, Jr.


/s/ Roger P. Cheever              Board Member                 December 12, 2006
---------------------------
Roger P. Cheever


/s/ Lester L. Colbert, Jr.        Board Member                 December 12, 2006
---------------------------
Lester L. Colbert, Jr.


/s/ Nathan E. St.-Amand, M.D.     Board Member                 December 12, 2006
-----------------------------
Nathan E. Saint -Amand, M.D.

                                 THE ALGER FUNDS
                             THE ALGER AMERICAN FUND
                          THE ALGER INSTITUTIONAL FUNDS
                                THE SPECTRA FUNDS
                          CASTLE CONVERTIBLE FUND, INC.
                           THE CHINA-U.S. GROWTH FUND
                                POWER OF ATTORNEY

The person whose signature appears below hereby constitutes and appoints Hal Liebes, Lisa A. Moss and Barry J. Mullen, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the above-referenced Funds' Registration Statements on Form N-1A or N-2, as applicable, (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ David Rosenberg               Board Member                 March 21, 2007
---------------------------
David Rosenberg